Exhibit 99.1

                       Network Appliance Announces Results
      for Fourth Quarter and Fiscal Year 2005; Reports 37% Annual Revenue
                 Growth and 74% Increase in Q4 GAAP Net Income



    SUNNYVALE, Calif.--(BUSINESS WIRE)--May 24, 2005--Network Appliance, Inc. (Nasdaq:NTAP), the leader in advanced networked storage solutions, today reported results for the fourth quarter and fiscal year 2005. Revenues for the fourth fiscal quarter were $451.8 million, an increase of 34% compared to revenues of $337.0 million for the same period a year ago and a 9.5% increase compared to $412.7 million in the prior quarter.
    For the fourth fiscal quarter, GAAP net income increased 74% to $63.4 million, or $0.16 per share(1) compared to GAAP net income of $36.4 million, or $0.10 per share for the same period in the prior year. Pro forma(2) net income for the fourth fiscal quarter increased 53% to $66.6 million, or $0.17 per share, compared to pro forma net income of $43.5 million, or $0.12 per share for the same period a year ago.
    Revenues for fiscal year 2005 totaled $1.6 billion, an increase of 37% compared to revenues of $1.17 billion for fiscal year 2004.
    For fiscal year 2005, GAAP net income increased 48% to $225.8 million, or $0.59 per share, compared to GAAP net income of $152.1 million, or $0.42 per share for fiscal year 2004. Pro forma net income for fiscal year 2005 increased 63% to $237.7 million, or $0.62 per share, compared to pro forma net income of $146.0 million, or $0.40 per share for fiscal year 2004.
    "Fiscal 2005 was an outstanding year for Network Appliance. We achieved strong gains in revenue, captured additional market share, expanded gross margins, and broadened our offering of the most innovative products targeted at the areas of fastest growth in storage," said Dan Warmenhoven, CEO of Network Appliance. "Our continued investments in our business, combined with expanded partnerships with strategic vendors such as IBM, Microsoft, SAP, and VERITAS, lay the foundation for providing even greater value to our customers."

    Outlook

    -- Network Appliance estimates that revenue for the first quarter of fiscal year 2006 will grow sequentially by 3% to 6%. This projection reflects year-over-year growth rates of 30% to 33%.

    -- The company expects first quarter pro forma earnings per share to finish at $0.17 to $0.18 per share. First quarter GAAP earnings per share are projected to finish at $0.16 to $0.17 per share.

    -- For the full fiscal year, Network Appliance estimates that revenues will finish 32% to 35% higher than fiscal year 2005.

    -- Network Appliance estimates full-year pro forma earnings per share to finish at $0.76 to $0.80 per share. GAAP earnings per share are projected for fiscal year 2006 at $0.73 to $0.77 per share.

    Quarterly Highlights

    During the fourth quarter of fiscal year 2005, Network Appliance reinforced its leadership position through a strategic original equipment manufacturing (OEM) relationship with IBM, increased growth in storage software and SAN, and continued leadership in the iSCSI and network-attached storage (NAS) markets.
    This quarter, NetApp and IBM entered into an OEM agreement that will enable IBM to sell IBM-branded solutions based on Network Appliance(TM) unified and open network attached storage NAS and iSCSI/IP SAN solutions, including NearStore(R) and NetApp V-Series systems, as well as associated software offerings. For more information, please see our April 6, 2005 press release posted on the NetApp Web site.
    Also this quarter, NetApp acquired Alacritus, a privately held company based in Pleasanton, California. The acquisition will extend the company's ability to provide a robust data protection solution to NetApp customers and help accelerate customer transitions to disk-based backup. Alacritus is best known for its Virtual Tape Library (VTL) software product, which makes disks emulate tape to provide high performance for large-scale backup environments without disrupting established tape backup workflow and processes.
    On the product front, NetApp announced the latest addition to its data management and virtualization portfolio, the NetApp V-Series family which unifies SAN, IP SAN, and NAS under a common architecture. V-Series systems enable customers to extend the complete suite of groundbreaking dynamic virtualization capabilities delivered in NetApp Data ONTAP(TM) 7G software to third-party storage products from HDS, HP, IBM, and Sun. The unique virtualization capabilities of V-Series systems translate directly into customer cost savings and a more intelligent, fluid approach to storage asset utilization that accommodates shifting business demands. V-Series systems facilitate a single, powerful, flexible management paradigm that replaces the cumbersome management procedures of conventional arrays.
    VERITAS Software Corporation and NetApp announced the availability of new integrated disk-based data protection and data management solutions for multi-vendor environments. The two companies integrated the latest version of VERITAS NetBackup(TM) software with NetApp NearStore storage systems and SnapVault software to help customers significantly reduce their backup and restore times with disk-based protection, while still retaining data on tape for long-term archival and disaster recovery -- all through a common management console. NetBackup 6.0 integration with NetApp storage provides cost savings when using NearStore single-instance storage capabilities to eliminate redundant heterogeneous backup data. Customers can now store hundreds of backups online with minimal storage.
    NetApp and VERITAS have also collaborated to integrate VERITAS Enterprise Vault(TM) 6.0 software with NetApp NearStore and SnapLock(TM) products. These integrated products offer powerful solutions to help mutual customers cope with growing compliance and regulatory requirements by delivering solutions that allow them to transparently archive data and quickly retrieve specific information as needed.
    NetApp demonstrated the strongest growth in storage software according to Gartner's report "Market Share: Storage Management Software, Worldwide, 2004."(3) The total market for new license revenue in 2003 to 2004 grew at a rate of 12.3%, with Network Appliance beating the market with a growth rate of 73.5% for the same period. NetApp showed the strongest market share growth among the top 10 vendors of storage software and has moved into the top five vendors for marketshare in 2004. For the second year in a row, this was the fastest growth rate among the top 10 vendors in the space and for the first year places NetApp in the top five with a total overall market share of 5.2%.
    NetApp maintained its leadership position in both the NAS and iSCSI storage markets for calendar year 2004 (CY2004). According to IDC's Worldwide Quarterly Disk Storage Systems Tracker Q4 2004,(4) NetApp demonstrated continued leadership in its core NAS market, with a 36.9% revenue share and maintained its strong lead in the iSCSI storage market, with a 43% revenue share for CY2004. In addition, NetApp remained the leader in the IP storage market (NAS and iSCSI), posting a 37.3% market share in CY2004. Also according to IDC, the company grew revenue in the open systems networked storage market, with 29.7% year-over-year (fourth quarter 2003 to fourth quarter 2004) growth, versus overall market growth of 11.6%. NetApp grew revenue in the open SAN market at 98.9%, versus the market growth of 9.2%, year-over-year (fourth quarter 2003 to fourth quarter 2004).
    On the partner front, NetApp announced support of Microsoft(R) Windows(R) iSCSI Initiator 2.0. Support of the initiator demonstrates the rapid integration of NetApp storage solutions with the latest Microsoft Windows storage technologies. NetApp is among the first to support Microsoft's latest version of its iSCSI initiator, which underscores a continued vision by both companies to embrace the iSCSI protocol for the benefit of enterprise customers. NetApp also unveiled several new solution enhancements and partner offerings with Asigra, Filenet, Maranti, Microsoft, Mobius, and Sun Microsystems to address a variety of data concerns, including simplifying SQL Server integration, content management, compliance, data backup and recovery, data management, security, and other business-critical initiatives facing enterprise customers.

    Conference Call Information

    -- The NetApp fourth quarter and fiscal year end results conference call will be broadcast live via the Internet at http://investors.netapp.com/ on Tuesday, May 24, 2005, at 2:00 p.m. Pacific Time. This press release and any other information related to the call will also be posted to the Web site at that location. The conference call will also be available live in a listen-only format at (866) 800-8652 in the United States and (617) 614-2705 outside the United States. The passcode for both numbers is 90731703.

    -- A replay will be available for 72 hours following completion of the live call by dialing (888) 286-8010 in the United
        States and (617) 801-6888 outside the United States, with replay code 79132069.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that simplify data management. Information about Network Appliance solutions and services is available at www.netapp.com.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section. These forward-looking statements involve risks and uncertainties, and actual results could vary. Factors that could impact our ability to achieve our goals include general economic and industry conditions, including expenditure trends for storage-related products; our ability to deliver new product architectures and enterprise service offerings, and our ability to design products and services that compete effectively from a price and performance perspective; and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including our most recently submitted 10-K and 10-Q.

    (1) Earnings per share represent the diluted number of shares for all periods presented.

    (2) Pro forma results for all periods presented and the projections in the Outlook section exclude amortization of intangible assets, in process research and development, stock compensation, restructuring charges (recoveries), net gain on investments and the related effects on income taxes, as well as an income tax benefit from a nonrecurring foreign tax ruling.

    (3) Gartner Dataquest, "Market Share: Storage Management Software, Worldwide, 2004," Carolyn DiCenzo, April 19, 2005.

    (4) IDC, Worldwide Quarterly Disk Storage Systems Tracker Q4 2004,
        March 2004

    NetApp, NearStore and SnapVault are registered trademarks and Network Appliance, Data ONTAP, and SnapLock are trademarks of Network Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

    Network Appliance Usage of Pro Forma Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.



                        NETWORK APPLIANCE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)


                                      April 30, 2005    April 30, 2004
                                    -----------------  ---------------

       ASSETS

CURRENT ASSETS:
  Cash and cash equivalents               $193,542         $92,328
  Short-term investments                   976,423         715,637
  Accounts receivable, net                 296,885         193,942
  Inventories                               38,983          34,109
  Prepaid expenses and other                32,472          29,057
  Deferred income taxes                     37,584          24,163
                                    -----------------  ---------------
    Total current assets                 1,575,889       1,089,236

PROPERTY AND EQUIPMENT, net                418,749         370,717

GOODWILL                                   291,816         291,816
INTANGIBLE ASSETS, net                      21,448          31,718
OTHER ASSETS                                64,745          93,779
                                    -----------------  ---------------
                                        $2,372,647      $1,877,266
                                    =================  ===============



  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                         $83,572         $52,719
  Income taxes payable                      20,823          16,033
  Accrued compensation
   and related benefits                    100,534          65,186
  Other accrued liabilities                 53,262          43,683
  Deferred revenue                         261,998         166,602
                                    -----------------  ---------------
    Total current liabilities              520,189         344,223

LONG-TERM DEFERRED REVENUE                 187,180         112,337
LONG-TERM OBLIGATIONS                        4,474           4,858
                                    -----------------  ---------------
                                           711,843         461,418
                                    -----------------  ---------------

STOCKHOLDERS' EQUITY                     1,660,804       1,415,848
                                    -----------------  ---------------
                                        $2,372,647      $1,877,266
                                    =================  ===============



                        NETWORK APPLIANCE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)



                              Quarter Ended               Year Ended
                           ------------------- -----------------------
                           April 30, April 30,   April 30,   April 30,
                              2005      2004       2005        2004
                           --------- --------- ----------- -----------

REVENUES:
 Product revenue           $401,003  $303,931  $1,430,337  $1,058,204
 Service revenue             50,826    33,033     167,794     112,106
                           --------- --------- ----------- -----------
          Total revenues    451,829   336,964   1,598,131   1,170,310
                           --------- --------- ----------- -----------
COST OF REVENUES:
 Cost of product revenue    134,820   104,910     487,880     371,480
 Cost of service revenue     40,213    28,842     135,203      94,309
                           --------- --------- ----------- -----------
          Total cost of
           revenues         175,033   133,752     623,083     465,789
                           --------- --------- ----------- -----------
GROSS MARGIN                276,796   203,212     975,048     704,521
                           --------- --------- ----------- -----------

OPERATING EXPENSES:
 Sales and marketing        134,946   101,974     466,032     349,490
 Research and
  development                48,093    35,855     171,049     131,856
 General and
  administrative             22,014    15,813      76,903      54,550
 In process research and
  development                    --     4,940          --       4,940
 Stock compensation           1,716     1,882       8,148       3,895
 Restructuring charges
  (recoveries)                   (1)      217        (271)      1,327
                           --------- --------- ----------- -----------
     Total operating
      expenses              206,768   160,681     721,861     546,058
                           --------- --------- ----------- -----------

INCOME FROM OPERATIONS       70,028    42,531     253,187     158,463

OTHER INCOME (EXPENSES),
 net:
 Interest income              8,034     3,967      24,249      13,704
 Other income
  (expenses), net                72      (372)     (1,249)     (2,460)
 Net gain on
  investments                    --       385          41         747

                           --------- --------- ----------- -----------
     Total other
      income, net             8,106     3,980      23,041      11,991
                           --------- --------- ----------- -----------

INCOME BEFORE INCOME
 TAXES                       78,134    46,511     276,228     170,454

PROVISION FOR INCOME
 TAXES                       14,698    10,062      50,474      18,367
                           --------- --------- ----------- -----------

NET INCOME                 $ 63,436  $ 36,449  $  225,754  $  152,087
                           ========= ========= =========== ===========

NET INCOME PER SHARE:
    BASIC                  $   0.17  $   0.10  $     0.63  $     0.44
                           ========= ========= =========== ===========

    DILUTED                $   0.16  $   0.10  $     0.59  $     0.42
                           ========= ========= =========== ===========

SHARES USED IN PER SHARE
 CALCULATION:
    BASIC                   366,941   356,142     361,009     346,965
                           ========= ========= =========== ===========

    DILUTED                 387,733   375,140     380,412     366,195
                           ========= ========= =========== ===========




                        NETWORK APPLIANCE, INC.
       PRO FORMA (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)


                            Quarter Ended           Year Ended
                         --------------------- -----------------------
                         April 30,   April 30,  April 30,   April 30,
                             2005       2004       2005        2004
                         ----------- --------- ----------- -----------

REVENUES:
 Product revenue           $401,003  $303,931  $1,430,337  $1,058,204
 Service revenue             50,826    33,033     167,794     112,106
                         ----------- --------- ----------- -----------
            Total
             revenues       451,829   336,964   1,598,131   1,170,310
                         ----------- --------- ----------- -----------
COST OF REVENUES:
 Cost of product revenue    133,962   104,195     484,448     367,811
 Cost of service revenue     40,213    28,842     135,203      94,309
                         ----------- --------- ----------- -----------
            Total cost
             of revenues    174,175   133,037     619,651     462,120
                         ----------- --------- ----------- -----------
GROSS MARGIN                277,654   203,927     978,480     708,190
                         ----------- --------- ----------- -----------

OPERATING EXPENSES:
 Sales and marketing        134,739   101,802     465,205     349,318
 Research and
  development                48,093    35,855     171,049     131,856
 General and
  administrative             20,746    14,756      71,830      53,493
                         ----------- --------- ----------- -----------
   Total operating
    expenses                203,578   152,413     708,084     534,667
                         ----------- --------- ----------- -----------

INCOME FROM OPERATIONS       74,076    51,514     270,396     173,523

OTHER INCOME (EXPENSES),
 net                          8,106     3,595      23,000      11,244
                         ----------- --------- ----------- -----------

INCOME BEFORE INCOME
 TAXES                       82,182    55,109     293,396     184,767

PROVISION FOR INCOME
 TAXES                       15,614    11,573      55,745      38,801

                         ----------- --------- ----------- -----------
NET INCOME                  $66,568   $43,536    $237,651    $145,966
                         =========== ========= =========== ===========

NET INCOME PER SHARE:
    BASIC                     $0.18     $0.12       $0.66       $0.42
                         =========== ========= =========== ===========

    DILUTED                   $0.17     $0.12       $0.62       $0.40
                         =========== ========= =========== ===========

SHARES USED IN PER
 SHARE CALCULATION:
    BASIC                   366,941   356,142     361,009     346,965
                         =========== ========= =========== ===========

    DILUTED                 387,733   375,140     380,412     366,195
                         =========== ========= =========== ===========


(1) Pro forma results of operations exclude amortization of intangible assets, in process research and development, stock compensation, restructuring charges (recoveries), net gain on investments and the related effects on income taxes, as well as an income tax benefit from a non-recurring foreign tax ruling.



                        NETWORK APPLIANCE, INC.
                  RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)



                               Quarter Ended          Year Ended
                           ---------------------- --------------------
                            April 30,  April 30,  April 30,  April 30,
                              2005        2004        2005      2004
                           ----------- ---------- ---------- ---------

SUMMARY RECONCILIATION OF
 NET INCOME
-------------------------
NET INCOME                    $63,436    $36,449   $225,754  $152,087

Adjustments:
  Amortization of
   intangible assets            2,333      1,944      9,332     4,898
  Stock compensation            1,716      1,882      8,148     3,895
  In process research and
   development                     --      4,940         --     4,940
  Restructuring charges
   (recoveries)                    (1)       217       (271)    1,327
  Net gain on investments          --       (385)       (41)     (747)
  Income tax effect              (916)    (1,511)    (5,271)   (3,603)
  Income tax benefit from
   foreign tax ruling              --         --         --   (16,831)

                           ----------- ---------- ---------- ---------
PRO FORMA NET INCOME           $66,568    $43,536   $237,651  $145,966
                           =========== ========== ========== =========

DILUTED PRO FORMA NET
 INCOME PER SHARE               $0.17      $0.12      $0.62     $0.40
                           =========== ========== ========== =========
SHARES USED IN DILUTED
 PRO FORMA NET INCOME
 PER SHARE CALCULATION:       387,733    375,140    380,412   366,195
                           =========== ========== ========== =========


DETAILED RECONCILIATION
 OF SPECIFIC ITEMS:
--------------------------

COST OF REVENUES             $175,033   $133,752   $623,083  $465,789
Adjustment:
  Amortization of
   intangible assets             (858)      (715)    (3,432)   (3,669)

                           ----------- ---------- ---------- ---------
PRO FORMA COST OF REVENUES   $174,175   $133,037   $619,651  $462,120
                           =========== ========== ========== =========

GROSS MARGIN                 $276,796   $203,212   $975,048  $704,521
Adjustment:
  Amortization of
   intangible assets              858        715      3,432     3,669

                           ----------- ---------- ---------- ---------
PRO FORMA GROSS MARGIN       $277,654   $203,927   $978,480  $708,190
                           =========== ========== ========== =========

SALES AND MARKETING
 EXPENSES                    $134,946   $101,974   $466,032  $349,490
Adjustments:
  Amortization of
   intangible assets             (207)      (172)      (827)     (172)

                           ----------- ---------- ---------- ---------
PRO FORMA SALES AND
 MARKETING EXPENSES          $134,739   $101,802   $465,205  $349,318
                           =========== ========== ========== =========

GENERAL AND ADMINISTRATIVE
 EXPENSES                     $22,014    $15,813    $76,903   $54,550
Adjustments:
  Amortization of
   intangible assets           (1,268)    (1,057)    (5,073)   (1,057)

                           ----------- ---------- ---------- ---------
PRO FORMA GENERAL AND
 ADMINISTRATIVE EXPENSES      $20,746    $14,756    $71,830   $53,493
                           =========== ========== ========== =========

OPERATING EXPENSES           $206,768   $160,681   $721,861  $546,058
Adjustments:
  Stock compensation           (1,716)    (1,882)    (8,148)   (3,895)
  In process research and
   development                     --     (4,940)        --    (4,940)
  Amortization of
   intangible assets           (1,475)    (1,229)    (5,900)   (1,229)
  Restructuring charges
   (recoveries)                     1       (217)       271    (1,327)

                           ----------- ---------- ---------- ---------
PRO FORMA OPERATING
 EXPENSES                    $203,578   $152,413   $708,084  $534,667
                           =========== ========== ========== =========

INCOME FROM OPERATIONS        $70,028    $42,531   $253,187  $158,463
Adjustments:
  In process research and
   development                     --      4,940         --     4,940
  Amortization of
   intangible assets            2,333      1,944      9,332     4,898
  Stock compensation            1,716      1,882      8,148     3,895
  Restructuring charges            (1)       217       (271)    1,327

                           ----------- ---------- ---------- ---------
PRO FORMA INCOME FROM
 OPERATIONS                   $74,076    $51,514   $270,396  $173,523
                           =========== ========== ========== =========

OTHER INCOME (EXPENSES),
 NET                           $8,106     $3,980    $23,041   $11,991
Adjustments:
  Net gain on investments          --       (385)       (41)     (747)

                           ----------- ---------- ---------- ---------
PRO FORMA OTHER INCOME
 (EXPENSES), NET               $8,106     $3,595    $23,000   $11,244
                           =========== ========== ========== =========

INCOME BEFORE INCOME TAXES    $78,134    $46,511   $276,228  $170,454
Adjustments:
  Amortization of
   intangible assets            2,333      1,944      9,332     4,898
  In process research and
   development                     --      4,940         --     4,940
  Stock compensation            1,716      1,882      8,148     3,895
  Restructuring charges
   (recoveries)                    (1)       217       (271)    1,327
  Net gain on investments          --       (385)       (41)     (747)

                           ----------- ---------- ---------- ---------
PRO FORMA INCOME BEFORE
 INCOME TAXES                 $82,182    $55,109   $293,396  $184,767
                           =========== ========== ========== =========

PROVISION FOR INCOME TAXES    $14,698    $10,062    $50,474   $18,367
Adjustments:
  Income tax effect               916      1,511      5,271     3,603
  Income tax benefit from
   foreign tax ruling              --         --         --    16,831

                           ----------- ---------- ---------- ---------
PRO FORMA PROVISION FOR
 INCOME TAXES                 $15,614    $11,573    $55,745   $38,801
                           =========== ========== ========== =========




                        NETWORK APPLIANCE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                            (In thousands)
                              (Unaudited)

                                             Year Ended
                                   -----------------------------------
                                    April 30,   April 30,   April 30,
                                      2005       2004         2003
                                   ---------  -----------  -----------
Cash Flows from Operating
 Activities:
    Net income                     $225,754     $152,087     $76,472
    Adjustments to reconcile net
     income to net cash provided by
     operating activities:
       Depreciation                  54,459       53,052      51,933
       Acquired in-process research
        and development                  --        4,940          --
       Amortization of intangible
        assets                        9,332        4,898       5,478
       Amortization of patents        1,833        1,503          --
       Stock compensation             8,148        3,895       3,642
       Net gain on investments          (70)        (941)      1,229
       Gain on sale of intangible
        assets                           --           --        (604)
       Loss on disposal of
        equipment                     1,990          291       1,009
       Allowance for doubtful
        accounts (reversal)           1,110         (259)     (1,696)
       Deferred income taxes          6,321      (21,446)    (18,292)
       Deferred rent                    294          301         (62)
       Changes in assets and
        liabilities:
            Accounts receivable    (103,352)     (40,078)     (2,702)
            Inventories             (14,996)      (9,975)    (16,253)
            Prepaid expenses and
             other assets             7,708      (14,483)     (3,829)
            Accounts payable         30,460       11,714      (1,241)
            Income taxes payable     32,541       35,000      30,263
            Accrued compensation
             and related benefits    33,828       22,722      (1,035)
            Other accrued
             liabilities              7,369        1,608      (1,112)
            Deferred revenue        169,433      104,271      67,137
                                   ---------  -----------  -----------
               Net cash provided by
                operating
                activities          472,162      309,100     190,337
                                   ---------  -----------  -----------
Cash Flows from Investing
 Activities:
    Purchases of short and
     long-term investments         (872,237)  (1,050,915)   (747,623)
    Redemptions of short and
     long-term investments          605,426      859,259     547,626
    Purchases of property and
     equipment                      (93,568)     (48,675)    (60,165)
    Proceeds from disposal of
     property and equipment              --          123          --
    Proceeds from sales of
     investments                        347        1,113         797
    Purchase of patents                (895)      (9,015)         --
    Purchases of equity securities     (425)        (925)       (650)
    Purchase of business, net
     of cash acquired                    --       (6,841)         --
                                   ---------  -----------  -----------
               Net cash used in
                investing
                activities         (361,352)    (255,876)   (260,015)
                                   ---------  -----------  -----------
Cash Flows from Financing
 Activities:
    Proceeds from sale of common
     stock related to employee
     stock transactions             181,920       81,548      29,248
    Restricted stock traded
     for taxes                       (1,121)          --          --
    Repurchases of common stock    (192,902)    (136,172)         --
                                   ---------  -----------  -----------
               Net cash provided by
                (used in) financing
                activities          (12,103)     (54,624)     29,248
                                   ---------  -----------  -----------

Effect of Exchange Rate
 Changes on Cash                      2,507        1,862       3,809

Net Increase (Decrease) in
 Cash and Cash Equivalents          101,214          462     (36,621)
Cash and Cash Equivalents:
    Beginning of period              92,328       91,866     128,487
                                   ---------  -----------  -----------
    End of period                  $193,542      $92,328     $91,866
                                   =========  ===========  ===========
Noncash Investing and
 Financing Activities:
    Deferred stock compensation,
     net of reversals                  $154      $25,382       $(441)
    Conversion of evaluation
     inventory to fixed assets       10,122        7,892       9,340
    Income tax benefit from
     employee stock transactions     27,829       49,535      18,458
    Common stock issued and options
     assumed for acquired business       --      302,612          --
    Release of milestone shares          --           --         921
    Release of escrow shares             --           --       1,210
Supplemental cash flow information:
    Income taxes paid                13,284       14,566       7,952
    Income taxes refund              12,399       13,812          89




                        NETWORK APPLIANCE, INC.
              RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
                    EXPRESSED AS EARNINGS PER SHARE
                  FIRST QUARTER AND FISCAL YEAR 2006
                              (Unaudited)




                                Projected First       Projected Annual
                                 Quarter Revenue       FY06 Revenue
                                 Growth Range          Growth Range
                               -------------------   -----------------
                                   3%        6%         32%     35%
                               --------  ---------   -------- --------

ADJUSTMENTS OF SPECIFIC ITEMS
 TO EARNINGS PER SHARE FOR THE
 FIRST QUARTER AND FISCAL
 YEAR 2006 ($):

COST OF REVENUES
Adjustment:
  Amortization of intangible
   assets                      (0.0030)   (0.0030)   (0.0118) (0.0118)

OPERATING EXPENSES
Adjustments:
  Stock compensation           (0.0055)   (0.0055)   (0.0231) (0.0231)
  Amortization of intangible
   assets                      (0.0038)   (0.0038)   (0.0046) (0.0046)
  Restructuring charges             --         --         --       --


TOTAL OTHER INCOME (EXPENSES),
 NET
Adjustments:
  Net (gain)/loss on
   investments                      --         --         --       --


PROVISION FOR INCOME TAXES
Adjustments:
  Income tax effect             0.0043     0.0044     0.0167   0.0175
  Income tax benefit from
   foreign tax ruling               --         --         --       --

                               --------  ---------   -------- --------
NET DECREASE IN EARNINGS
 PER SHARE                     (0.0080)   (0.0079)   (0.0228) (0.0220)
                               ========  =========   ======== ========



    CONTACT: Network Appliance, Inc.
             Jodi Baumann, 408-822-3974 (Press)
             jodi@netapp.com
             Tara Calhoun, 408-822-6909 (Investor)
             tara@netapp.com
             Billie Fagenstrom, 408-822-6428
             billief@netapp.com